UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

001-35784

(Commission File Number)

98-0691007

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 24, 2014, Norwegian Cruise Line Holdings Ltd. (the “Company”) held its annual general meeting of shareholders at the Sheraton Miami Airport, 3900 NW 21st Street, Miami, Florida, 33142 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2014 (the “Proxy Statement”). There were 200,388,743 ordinary shares present at the Annual Meeting in person or by proxy, which represented 97.67% of the combined voting power of ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s ordinary shares were entitled to one vote for each ordinary share held as of the close of business on February 24, 2014.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect three directors, each to serve until the 2017 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. To approve on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

4. To approve the Norwegian Cruise Line Holdings Ltd. Employee Stock Purchase Plan.

5. To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2014 and the determination of PwC’s remuneration by the Audit Committee of the Board of Directors of the Company.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes

Tan Sri Lim Kok Thay	162,453,724	34,426,353	1,519,037	1,989,629

David M. Abrams	162,709,618	34,169,820	1,519,676	1,989,629

John Chidsey	195,174,079	1,705,999	1,519,036	1,989,629

Each of the three nominees for director was elected to serve until the 2017 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal. As described in the Proxy Statement, Mr. Abrams will replace Mr. Marc J. Rowan on the Compensation Committee of the Company’s Board of Directors. Mr. Abrams will also replace Mr. Rowan on the Board of Directors and Compensation Committee of the Board of Directors of NCL Corporation Ltd., the Company’s wholly owned subsidiary.

2. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

164,875,822	33,500,938	22,354	1,989,629

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

195,750,126	1,335,846	212,333	1,100,809	1,989,629

The shareholders approved, on a non-binding, advisory basis, to hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year. After considering the vote results on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Board of Directors of the Company has decided that it will include an advisory vote on the compensation paid to the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s annual general meeting of shareholders in 2020.

4. Approval of the Norwegian Cruise Line Holdings Ltd. Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes

198,299,448	30,683	68,983	1,989,629

The shareholders approved the Norwegian Cruise Line Holdings Ltd. Employee Stock Purchase Plan.

5. Ratification of Appointment of Independent Registered Certified Public Accounting Firm

For	Against	Abstain

198,954,402	1,425,754	8,587

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of PwC as the Company’s independent registered certified public accounting firm for the year ending December 31, 2014 and the determination of PwC’s remuneration by the Audit Committee of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 29th day of April, 2014.

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Wendy A. Beck
Wendy A. Beck
Executive Vice President and Chief Financial Officer